Exhibit 10.39

THIRD AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
          THIS THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT (“Third Amendment”) is made and entered into as of December 18, 2002, by and among VILLA HOMES WEST, INC., D/B/A WOODSIDE MANAGEMENT GROUP, RIDGEWOOD MANOR, LLC, PARKVIEW REAL ESTATE, LTD., WOODSIDE PROPERTIES I, LTD., AND WOODSIDE PROPERTIES II, LTD. (collectively as “Seller”) and OP MAUMEE, INC., RE MAUMEE, INC., OP CAREY, INC., RE CAREY, INC., OP1 FREMONT, INC., RE1 FREMONT, INC., OP2 FREMONT, INC., RE2 FREMONT, INC., OP KENTON, INC. (collectively as “Buyer”).
WITNESSETH:
          WHEREAS, Seller and Buyer entered into a certain Asset Purchase Agreement as of August 30, 2002, whereby Buyer agreed to purchase from Seller certain nursing homes owned by Seller and located throughout Ohio, as specifically set forth in said Asset Purchase Agreement (the “Agreement”);
          WHEREAS, a set of facts had arisen that caused the parties to supplement and amend certain terms of the Agreement as of September 30, 2002 (the “First Amendment”), and again on October 18, 2002 (the “Second Amendment”); and
          WHEREAS, an additional set of facts has arisen that has caused the parties to desire to supplement and amend certain terms of the Agreement, as set forth in this Third Amendment.
          NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
          1. For the purpose of the Agreement and the two prior Amendments to said Agreement, and as the context requires, the term, “Seller”, as previously defined, and the term “Real Estate”, as previously defined, shall include the following two limited liability companies which hold title to the real property associated with Eaglewood Care Center and Ravenwood Care Center:
          (a) Woodside Real Estate I. Ltd.. Woodside Real Estate I, Ltd. is a duly organized and validly existing Ohio limited liability company, whose sole member is Patrick T. Kriner. Woodside Real Estate I, Ltd. owns the real property located at 1821 East Findlay Street, Carey, Ohio 43316, upon which property is located Eaglewood Care Center.
          (b) Woodside Real Estate II, Ltd.. Woodside Real Estate II, Ltd. is a duly organized and validly existing Ohio limited liability company, whose sole member is Patrick T.

Kriner. Woodside Real Estate II, Ltd. owns the real property located at 911 W. Pattison Avenue, Kenton, Ohio 43326, upon which property is located Ravenwood Care Center.
          2. Without the necessity of reprinting or interlineating Woodside Real Estate I, Ltd. and Woodside Real Estate II, Ltd. in the original Asset Purchase Agreement of the two prior Amendments thereto, execution by the parties hereto shall constitute an acknowledgment by the parties that where and when appropriate and for any and all purposes, Woodside Real Estate I, Ltd., and Woodside Real Estate II, Ltd., sometimes referred to as “Seller”, and “Real Property” shall be incorporated into and be a binding part of the parties’ Agreement.
          3. In all other respects, the parties hereto ratify and confirm the remaining terms of the Agreement.
          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This Third Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Third Amendment.

BUYER:	OP MAUMEE, INC.
	By:	/s/ Lawrence R. Deering
	Name:	Lawrence R. Deering
	Title:	Chairman and Chief Executive Officer

RE MAUMEE, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP KENTON, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

SELLER:	VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP
	By:	/s/ Patrick T. Kriner
	Name:	Patrick T. Kriner
	Title:	President

RIDGEWOOD MANOR, LLC
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

PARKVIEW REAL ESTATE, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE PROPERTIES I, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE PROPERTIES II, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE REAL ESTATE I, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE REAL ESTATE II, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member